UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2024

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)
(737)
281-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.: ☐
Digital Realty Trust, L.P.: ☐

Introductory Note
Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc. and references to our “operating partnership” refer to Digital Realty Trust, L.P.

Item 1.01.	Entry into a Material Definitive Agreement.
The descriptions of the Euro Term Loan Amendment and the U.S. Term Loan Amendment in Item 2.03 of this Form
8-K
are incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Global Revolving Credit Facility
On September 24, 2024, the operating partnership, together with Digital US Finco, LLC, Digital Singapore Jurong East Pte. Ltd., Digital Singapore 1 Pte. Ltd., Digital HK JV Holding Limited, Digital Singapore 2 Pte. Ltd., Digital HK Kin Chuen Limited, Digital Stout Holding, LLC, Digital Japan, LLC, Digital Euro Finco, L.P., Moose Ventures LP, Digital Dutch Finco B.V., Digital Realty Datafirm, LLC, Digital Realty Datafirm 2, LLC, Digital Realty Korea Ltd., Digital Seoul 2 Ltd., PT Digital Jakarta One, and any additional borrowers, as borrowers, and the company, the operating partnership, Digital Euro Finco, LLC, and any additional guarantors, as guarantors, the banks, financial institutions and other institutional lenders listed therein as the initial lenders, each issuing bank as listed therein and swing line bank, Citibank, N.A., as administrative agent for the lender parties defined therein, BofA Securities, Inc. and Citibank, N.A., as co-sustainability
structuring agents, and certain other parties entered into a Third Amended and Restated Global Senior Credit Agreement (the “Global Credit Agreement”) which governs a $4.2 billion equivalent senior unsecured revolving credit facility (the “Global Revolving Credit Facility”). The Global Credit Agreement amends and restates in its entirety that certain Second Amended and Restated Global Senior Credit Agreement, dated as of November 18, 2021, among the operating partnership and the other initial borrowers named therein and additional borrowers party thereto, as borrowers, the company, the operating partnership, Digital Euro Finco, LLC, and the additional guarantors party thereto, as guarantors, the banks, financial institutions and other institutional lenders listed therein, as the initial lenders, each issuing bank and swing line bank as listed therein, Citibank, N.A., as administrative agent, BofA Securities, Inc. and Citibank, as co-sustainability
structuring agents and certain other parties. The Global Revolving Credit Facility provides for borrowings in Australian dollars, British pounds sterling, Canadian dollars, euros, Hong Kong dollars, Indon esian ru
piah, Japanese yen, Korean won, Singapore dollars, Swiss francs and U.S. dollars, and includes the ability to add additional currencies in the future. The Global Revolving Credit Facility also provides for a letter of credit subfacility with an aggregate sublimit of the equivalent in the applicable currencies of up to approximately $350 million. The Global Revolving Credit Facility matures on January 24, 2029, which date may be extended by the operating partnership by six additional months on up to two occasions, subject to the satisfaction of certain customary conditions, including the payment of an extension fee of 6.25 basis points on the aggregate amount of the then-outstanding revolving commitments for each such extension. In addition, we have the ability from time to time to increase the Global Revolving Credit Facility, which may be in the form of additional revolving commitments or one or more new tranches of term loans or delayed term loans, up to an additional aggregate amount not to exceed $1.8 billion (including the equivalent in the applicable currencies), subject to receipt of lender commitments and the satisfaction of certain customary conditions precedent.
The interest rate for borrowings under the Global Revolving Credit Facility is, at the option of the applicable borrower, based on a floating rate benchmark based on the currency of the borrowings, and subject to certain credit spread adjustments specified in the Global Credit Agreement, as applicable, or a base rate, plus an Applicable Margin (as defined in the Global Credit Agreement) based on the credit rating of our long-term senior unsecured debt. As of September 24, 2024, the Applicable Margin for floating rate advances is 85 basis points, and the applicable rate for base rate advances is 0 basis points. An annual facility fee is payable quarterly in respect of the commitments under the Global Revolving Credit Facility and is also subject to pricing based on the credit rating of our long-term senior unsecured debt, which, as of September 24, 2024, is 20 basis points. In addition, the interest rate for borrowings and the facility fee under the Global Revolving Credit Facility are also subject to a sustainability-linked pricing component whereby (A) the Applicable Margin can increase by up to 4 basis points or decrease by up to 4 basis points and (B) the facility fee can increase by up to 1 basis point or decrease by up to 1 basis point, in each case, depending on if the operating partnership or its subsidiaries meet certain sustainability performance targets. We are also required to pay certain fees to the administrative agent and letter of credit issuers under the Global Revolving Credit Facility. During the term of the Global Revolving Credit Facility, we may borrow, repay and re-borrow
amounts available under the Global Revolving Credit Facility, subject to voluntary reduction of the swing line, letter of credit and revolving credit commitments.
Borrowings under the Global Revolving Credit Facility are guaranteed by the company, the operating partnership, Digital Euro Finco, LLC, and any additional guarantors. In specified circumstances, additional guarantors are required to be added. The Global Revolving Credit Facility contains various restrictive covenants, including limitations on our ability to make certain investments or merge with another company, and requirements to maintain financial coverage ratios, including with respect to unencumbered assets. In addition, the Global Revolving Credit Facility restricts the company from making distributions to its stockholders, or redeeming or otherwise repurchasing shares of its capital stock, after the occurrence and during the continuance of an event of default, except in limited circumstances including as necessary to enable the company to maintain its qualification as a REIT and to avoid the payment of income or excise tax.
In addition, the Global Revolving Credit Facility includes events (including, without limitation, a non-payment
under the loans, a breach of warranties and representations in any material respect, non-compliance
with covenants by a loan party, cross-default for payment defaults and cross-acceleration for other defaults under material recourse debt or a change of control) which, if not cured within the time period, if any, specified in the Global Credit Agreement would constitute an event of default. Upon the occurrence and continuance of any such event of default, the lenders holding more than a majority of the commitments and loans (including letter of credit advances) may elect to accelerate the outstanding principal and accrued and unpaid interest under the Global Revolving Credit Facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the entry of an order for relief with respect to any loan party under any bankruptcy, insolvency or other similar law.
Certain of the joint lead arrangers and joint bookrunners or their affiliates are customers of ours, and certain other lenders have other relationships with us.
The foregoing is a summary of the material terms of the Global Revolving Credit Facility. The summary does not purport to be complete and is qualified in its entirety by reference to the Global Credit Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on
Form 10-Q
for the quarter ending September 30, 2024.
Yen Facility
On September 24, 2024, the operating partnership, together with its subsidiaries Digital Japan, LLC, as the initial borrower, the company and Digital Euro Finco, LLC, together with the operating partnership, as guarantors, the banks, financial institutions and other institutional lenders listed therein as the initial lenders, each issuing bank as listed therein and Sumitomo Mitsui Banking Corporation (“SMBC”), as administrative agent and sustainability structuring agent, and certain other parties, entered into a Second Amended and Restated Credit Agreement (the “ Yen Credit Agreement”) which governs a ¥42,511,000,000 senior unsecured revolving credit facility (the “Yen Revolving Credit Facility”). The Yen Credit Agreement amends and restates in its entirety that certain Amended and Restated Credit Agreement, dated as of November 18, 2021, among the operating partnership and the other initial borrowers named therein and additional borrowers party thereto, as borrowers, the company, Digital Euro Finco, LLC and the operating partnership, as guarantors, the subsidiary borrowers and additional guarantors named therein, the initial lenders and issuing banks named therein, SMBC, as administrative agent and sustainability structuring agent, and certain other parties. The Yen Revolving Credit Facility also provides for a letter of credit subfacility with an aggregate sublimit of the equivalent in Japanese Yen of up to approximately ¥4,251,100,000. The Yen Revolving Credit Facility provides for borrowings in Japanese Yen. The Yen Revolving Credit Facility matures on January 24, 2029, which date may be extended by the operating partnership by six additional months on up to two occasions, subject to the satisfaction of certain customary conditions, including the payment of an extension fee of 6.25 basis points on the aggregate amount of the then-outstanding revolving commitments for each such extension. In addition, we have the ability from time to time to increase the Yen Revolving Credit Facility, which may be in the form of additional revolving commitments or one or more new tranches of term loans or delayed term loans, up to an additional aggregate amount not to exceed ¥60,000,000,000, subject to receipt of lender commitments and the satisfaction of certain customary conditions precedent.

The interest rate for borrowings under the Yen Revolving Credit Facility is based on a floating rate, plus an Applicable Margin (as defined in the Yen Credit Agreement) based on the credit rating of our long-term senior unsecured debt. As of September 24, 2024, the Applicable Margin for TIBOR rate advances is the applicable index plus 50 basis points. An annual unused commitment fee is payable quarterly in respect of the unused commitments under the Yen Revolving Credit Facility and is also subject to pricing based on the credit rating of our long-term senior unsecured debt, which, as of September 24, 2024, is 10 basis points. In addition, the interest rate for borrowings and the unused commitment fee under the Yen Revolving Credit Facility are also subject to a sustainability-linked pricing component whereby (i) the Applicable Margin can increase by up to 3 basis points or decrease by up to 3 basis points and (ii) the unused commitment fee can increase by up to 2 basis points or decrease by up to 2 basis points, in each case, depending on if the operating partnership or its subsidiaries meet certain sustainability performance targets. We are also required to pay certain fees to the administrative agent and letter of credit issuers under the Yen Revolving Credit Facility.
Borrowings under the Yen Revolving Credit Facility are guaranteed by the company, Digital Euro Finco, LLC and the operating partnership. In specified circumstances, additional guarantors are required to be added. The Yen Revolving Credit Facility contains various restrictive covenants, including limitations on our ability to make certain investments or merge with another company, and requirements to maintain financial coverage ratios, including with respect to unencumbered assets. In addition, the Yen Revolving Credit Facility restricts the company from making distributions to its stockholders, or redeeming or otherwise repurchasing shares of its capital stock, after the occurrence and during the continuance of an event of default, except in limited circumstances including as necessary to enable the company to maintain its qualification as a REIT and to avoid the payment of income or excise tax.
In addition, the Yen Revolving Credit Facility includes events (including, without limitation, a non-payment
under the loans, a breach of warranties and representations in any material respect, non-compliance
with covenants by a loan party, cross-default for payment defaults and cross-acceleration for other defaults under material recourse debt or a change of control) which, if not cured within the time period, if any, specified in the Yen Credit Agreement would constitute an event of default. Upon the occurrence and continuance of any such event of default, the lenders holding more than a majority of the commitments and loans (including letter of credit advances) may elect to accelerate the outstanding principal and accrued and unpaid interest under the Yen Revolving Credit Facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the entry of an order for relief with respect to any loan party under any bankruptcy, insolvency or other similar law.
The foregoing is a summary of the material terms of the Yen Revolving Credit Facility. The summary does not purport to be complete and is qualified in its entirety by reference to the Yen Credit Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form
10-Q
for the quarter ending September 30, 2024.
Certain of the joint lead arrangers and joint bookrunners or their affiliates are customers of ours, and certain other lenders have other relationships with us.
Euro Term Loan Amendment
As previously disclosed, on August 11, 2022, Digital Dutch Finco B.V., a wholly owned subsidiary of the operating partnership, as borrower, the company, the operating partnership, and Digital Euro Finco, LLC, as guarantors, the banks, financial institutions and other institutional lenders party thereto, as lenders, Citibank, N.A., as administrative agent, and certain other parties thereto entered into a Term Loan Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Euro Term Loan Agreement”).
On September 26, 2024, Digital Dutch Finco B.V., the company, the operating partnership, and Digital Euro Finco, LLC entered into an amendment (the “Euro Term Loan Amendment”) to the Euro Term Loan Agreement, in order to make certain conforming changes consistent with the terms of the Global Credit Agreement.
Certain of the joint lead arrangers and joint bookrunners or their affiliates are customers of ours, and certain other lenders have other relationships with us.

The foregoing is a summary of the material terms of the Euro Term Loan Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the Euro Term Loan Amendment, a copy of which will be filed as an exhibit to our Quarterly Report on
Form 10-Q
for the quarter ending September 30, 2024.
U.S. Term Loan Amendment
As previously disclosed, on January 9, 2023, the operating partnership, as borrower, the company, Digital Dutch Finco B.V., Digital Euro Finco, LLC, as guarantors, the banks, financial institutions and other institutional lenders party thereto, as lenders, Bank of America, N.A., as administrative agent, and certain other parties thereto entered into a Term Loan Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “U.S. Term Loan Agreement”).
On September 25, 2024, the company, the operating partnership, Digital Dutch Finco B.V. and Digital Euro Finco, LLC entered into an amendment (the “U.S. Term Loan Amendment”) to the U.S. Term Loan Agreement, in order to make certain conforming changes consistent with the terms of the Global Credit Agreement.
Certain of the joint lead arrangers and joint bookrunners or their affiliates are customers of ours, and certain other lenders have other relationships with us.
The foregoing is a summary of the material terms of the U.S. Term Loan Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the U.S. Term Loan Amendment, a copy of which will be filed as an exhibit to our Quarterly Report on
Form 10-Q
for the quarter ending September 30, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: September 30, 2024

Digital Realty Trust, Inc.

By:	/s/ Jeannie Lee
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Jeannie Lee
Jeannie Lee
Executive Vice President, General Counsel and Secretary